WisdomTree Managed Futures Strategy Fund – WDTI (NYSE Arca Ticker)

SUMMARY PROSPECTUS – DECEMBER 10, 2010 as revised January 18, 2011

Before you invest in the WisdomTree Managed Futures Strategy Fund (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at https://www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Managed Futures Strategy Fund seeks to provide investors with positive total returns in rising or falling markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.95%
*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$97	$303

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly-organized, portfolio information is not yet available.

The Fund’s Investment Strategy

The Fund seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy designed to provide returns that correspond to the performance of the Diversified Trends IndicatorTM (the “Benchmark”). The Benchmark is a widely-used indicator designed to capture the economic benefit derived from rising or declining price trends in the markets for commodity, currency and U.S. Treasury futures.

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The Benchmark and Fund consist of nine commodity sectors (Energy, Grains, Precious Metals, Industrial Metals, Livestock, Coffee, Cocoa, Cotton, and Sugar) and eight financial sectors (the Australian dollar, British pound, Canadian dollar, Euro, Japanese yen, Swiss franc, U.S. Treasury Notes and U.S. Treasury bonds) (each, a “Sector”). When the Energy Sector is “long” (as described below), the Fund’s exposure will be weighted evenly between commodities and financials (approximately 50% each). When the Energy Sector is “flat” (as described below), the Fund’s exposure will be weighted approximately 60% to financials and approximately 40% to commodities. Subject to the above limitations, a “Base Weight” for each Sector is set depending on whether the energy Sector is long or flat. Commodity Sectors that have higher historical production levels, and financial Sectors from countries with higher Gross Domestic Product (“GDP”), have a higher Base Weight in the Benchmark and Fund. The weight of each Sector fluctuates intra-month based on the return of each Sector, but each Sector is reset back to its Base Weight at the end of each month and year.

The Fund invests substantially all of its assets in a combination of commodity and currency-linked investments, U.S. government securities and money market instruments whose collective performance is designed to correspond to the performance of the Benchmark. The Fund’s commodity- and currency-linked investments generally are limited to investments in listed futures contracts, forward currency contracts and swap transactions that provide exposure to commodity and non-U.S. currency returns. The Fund will invest in listed U.S. Treasury futures and also may invest directly in U.S. Treasury notes and bonds. The Fund also may invest in structured notes based on commodities. The Fund does not invest directly in physical commodities.

The Fund attempts to capture the economic benefit derived from rising and declining trends based on the “moving average” price changes of commodity, currency and U.S. Treasury futures. In an attempt to capture these trends, the Fund’s investments are positioned as either “long” or “short” (with the exception of the Energy Sector). To be “long” means to hold or be exposed to a security or instrument with the expectation that its value will increase over time. To be “short” means to sell or be exposed to a security or instrument with the expectation that it will fall in value. On a monthly basis, each Sector’s returns are compared to its recent weighted moving average monthly returns. If the monthly return is higher than the moving average returns, the Sector is positioned as “long” throughout the following month. If the Sector’s returns are below its moving average returns, the Sector is positioned as “short” (with the exception of Energy, which would be “flat”). The Fund will benefit if it has a long position in a security or instrument that increases in value or a short position in a security or instrument that decreases in value. Conversely, the Fund will be adversely impacted if it holds a long position in a security or instrument that declines in value and a short position in a security or instrument that increases in value. The Energy Sector is positioned as either long or flat; it is never short. When the Energy Sector is flat, the Fund will not have any exposure to the Energy Sector and it will allocate a higher percentage of its investments to other Sectors within the Benchmark. The Fund generally does not make intra-month adjustments to its portfolio or the direction of its long and short positions. Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund may have a higher or lower exposure to any Sector or component within the Benchmark at any time. The Fund will not hold more than 25% of its assets in any one industry. For these purposes, the components of the Benchmark (e.g., gold, natural gas) will be considered a separate industry. Neither the Fund nor the Benchmark is leveraged.

The Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary is wholly-owned and controlled by the Fund. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at the end of each tax year quarter. The Fund’s investment in the WisdomTree Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the WisdomTree Subsidiary may invest without limitation in commodity and currency-linked derivatives and may use leveraged investment techniques. The WisdomTree Subsidiary is otherwise subject to the same general investment policies and restrictions as the Fund. Except as noted, references to the investment strategies of the Fund include the investment strategies of the WisdomTree Subsidiary.

Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objectives.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

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Market Risk. The trading prices of commodities, currencies, fixed income securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or even long periods.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of

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the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV intra-day when you buy shares of the Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market.

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Benchmark Risk. The Benchmark is entirely model-based. As market dynamics shift over time, the model may become outdated or inaccurate. The Benchmark and the Fund will take both long and short positions and should not be used as proxies for taking long-only positions. The Benchmark and Fund could lose significant value during periods when long-only indexes rise. Similarly, the Benchmark and Fund are not a substitute for short-only positions. The Benchmark does not make intra-month adjustments. As a result, the Fund generally will not make intra-month adjustments to the positions it established at the end of the prior month. As a result, the Benchmark and Fund are subject to substantial losses if the market moves against the established positions on an intra-month basis. The Benchmark is based on historical price trends. There can be no assurance that such trends will be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the Benchmark and the Fund may suffer significant losses. The Benchmark is based on the price of futures contracts. Futures contracts reflect the expected future value of a commodity, currency or Treasury security. The Benchmark and Fund do not reflect “spot” prices. Spot prices reflect immediate delivery value, not expected future value.

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Commodity Risk. The value of commodities and commodity-linked derivative instruments typically are based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall economic conditions, changes in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. This may impair the ability of the Fund to sell its portfolio holdings quickly or for full value. Commodity derivatives, such as commodity-linked swaps and notes, are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Fund.

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Credit Risk. The financial condition of an issuer of a debt security, derivative or other instrument may cause it to default or become unable to pay interest or principal due. The Fund cannot collect interest and principal payments on a security or instrument if the issuer defaults. While the Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

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Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that currency loses value because the currency is worth fewer U.S. dollars. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, global commodity and energy prices, global interest rates and global inflation rates. Government intervention and monetary policy will have a significant impact on currency exchange rates. Currency exchange rates may fluctuate quickly and dramatically and investments in currencies and currency-linked instruments may subject the Fund to greater volatility than investments in traditional equity and fixed income securities.

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Derivatives Investment Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning.

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Interest Rate Risk. The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

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Management Risk. The Fund is actively managed using proprietary investment strategies and techniques. There can be no guarantee that these strategies and techniques will be successful or that the Fund will achieve its investment objective.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Short Sale Risk. The Fund may engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. The Fund also may enter into a short derivative position through a futures contract, swap agreement, structured note, or short positions on currency forwards. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

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Subsidiary Investment Risk. The WisdomTree Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Fund and/or the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

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Tax Risk. The Fund currently gains most of its exposure to the commodity futures markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income. There is no guarantee the Fund will be successful in doing so. Failure to comply with this restriction would have significant negative consequences to Fund shareholders.

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Volatility Risk. The Benchmark and Fund are designed to capture the long-term economic benefits of rising or declining market trends. Significant short-term price movements could adversely impact the performance of the Benchmark and the Fund. “Whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends) and generally are not adjusted on an intra-month basis.

Fund Performance

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Portfolio Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as the investment adviser to the Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to the Fund.

Portfolio Managers

Vassilis Dagioglu, a Managing Director in Mellon Capital’s Asset Allocation group, has been a portfolio manager of the Fund since its inception.

James Stavena, a Managing Director in Mellon Capital’s Asset Allocation group, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Listing Exchange”) and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”) which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 200,000 shares, although this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

WIS-WDTI-SUM-0111

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